Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended June 30, 2023
– Quarterly GAAP Earnings of $0.54 and Distributable Earnings (DE) of $0.49 per Diluted Share –
– Undepreciated Book Value Per Share Increased to $21.46 –
– Received Repayments of $1.3 Billion in the Quarter and $0.5 Billion Subsequent to Quarter End –
– Issued $381 Million of 2027 Sustainable Convertible Notes Subsequent to Quarter End –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., August 3, 2023 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2023. The Company’s second quarter 2023 GAAP net income was $168.8 million, and Distributable Earnings (a non-GAAP financial measure) was $157.5 million.

“The Federal Reserve's rapid increase in interest rates to combat inflation has created some collateral damage. Transaction volumes in real estate across the globe have declined precipitously as owners wait for more accommodating financial markets and lenders have cut lending, particularly in the regional banking system as they manage their balance sheets. This environment should provide exceptional lending opportunities for STWD as the underlying real estate markets remain in fundamentally good condition. Inflation is subsiding, and we expect rate increases to stop or reverse in the near term. As we have in past cycles, we have positioned our company conservatively to take advantage of these future compelling opportunities when the windshield becomes less opaque,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“Our unique, diversified, low leverage company has near record liquidity of $1.2 billion and access to significant incremental liquidity. This provides us with tremendous flexibility to take advantage of opportunities to earn compelling risk adjusted returns as we continue to build our unique, diversified enterprise,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Thursday, August 3, 2023, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470

Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13738883
The playback can be accessed through August 17, 2023.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of June 30, 2023, the Company has successfully deployed $95 billion of capital since inception and manages a portfolio of $28 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, the severity and duration of economic disruption caused by the COVID-19 global pandemic (including the variants and resurgences) and other risks detailed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended June 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$394,112	$59,581	$—	$2,156	$—	$455,849	$—	$455,849
Interest income from investment securities	33,763	165	—	21,603	—	55,531	(36,612)	18,919
Servicing fees	135	—	—	9,410	—	9,545	(3,203)	6,342
Rental income	1,959	—	23,325	7,023	—	32,307	—	32,307
Other revenues	841	310	198	512	391	2,252	—	2,252
Total revenues	430,810	60,056	23,523	40,704	391	555,484	(39,815)	515,669
Costs and expenses:
Management fees	212	—	—	—	30,766	30,978	—	30,978
Interest expense	250,332	35,483	13,469	8,875	55,384	363,543	(211)	363,332
General and administrative	14,565	3,734	993	20,640	3,224	43,156	—	43,156
Acquisition and investment pursuit costs	251	5	—	(111)	—	145	—	145
Costs of rental operations	2,579	—	5,446	3,442	—	11,467	—	11,467
Depreciation and amortization	1,719	27	8,023	2,554	—	12,323	—	12,323
Credit loss provision, net	118,162	3,763	—	—	—	121,925	—	121,925
Other expense	103	—	23	—	—	126	—	126
Total costs and expenses	387,923	43,012	27,954	35,400	89,374	583,663	(211)	583,452
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	54,123	54,123
Change in fair value of servicing rights	—	—	—	(1,651)	—	(1,651)	1,813	162
Change in fair value of investment securities, net	26,444	—	—	(11,001)	—	15,443	(15,455)	(12)
Change in fair value of mortgage loans, net	(65,202)	—	—	11,860	—	(53,342)	—	(53,342)
Income from affordable housing fund investments	—	—	223,823	—	—	223,823	—	223,823
Earnings (loss) from unconsolidated entities	1,482	2,043	—	7,314	—	10,839	(877)	9,962
(Loss) gain on sale of investments and other assets, net	(88)	—	—	4,768	—	4,680	—	4,680
Gain (loss) on derivative financial instruments, net	67,314	197	5,108	3,820	(20,063)	56,376	—	56,376
Foreign currency gain (loss), net	23,261	82	(9)	—	—	23,334	—	23,334
Loss on extinguishment of debt	(1,004)	—	—	(119)	—	(1,123)	—	(1,123)
Other (loss) income, net	(26,625)	6	(5)	—	—	(26,624)	—	(26,624)
Total other income (loss)	25,582	2,328	228,917	14,991	(20,063)	251,755	39,604	291,359
Income (loss) before income taxes	68,469	19,372	224,486	20,295	(109,046)	223,576	—	223,576
Income tax (provision) benefit	(399)	292	—	(1,090)	—	(1,197)	—	(1,197)
Net income (loss)	68,070	19,664	224,486	19,205	(109,046)	222,379	—	222,379
Net income attributable to non-controlling interests	(4)	—	(50,359)	(3,173)	—	(53,536)	—	(53,536)
Net income (loss) attributable to Starwood Property Trust, Inc.	$68,066	$19,664	$174,127	$16,032	$(109,046)	$168,843	$—	$168,843

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended June 30, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$68,066	$19,664	$174,127	$16,032	$(109,046)	$168,843
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-controlling interests attributable to unrealized gains/losses	—	—	43,063	(1,229)	—	41,834
Non-cash equity compensation expense	2,222	383	78	1,575	5,240	9,498
Management incentive fee	—	—	—	—	3,814	3,814
Acquisition and investment pursuit costs	(59)	—	(82)	(228)	—	(369)
Depreciation and amortization	1,855	18	8,092	2,675	—	12,640
Interest income adjustment for securities	5,937	—	—	7,594	—	13,531
Consolidated income tax provision (benefit) associated with fair value adjustments	399	(292)	—	1,090	—	1,197
Other non-cash items	3	—	395	74	—	472
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	65,202	—	—	(11,860)	—	53,342
Credit loss provision, net	118,162	3,763	—	—	—	121,925
Securities	(26,444)	—	—	11,001	—	(15,443)
Woodstar Fund investments	—	—	(223,823)	—	—	(223,823)
Derivatives	(67,314)	(197)	(5,108)	(3,820)	20,063	(56,376)
Foreign currency	(23,261)	(82)	9	—	—	(23,334)
Earnings from unconsolidated entities	(1,482)	(2,043)	—	(7,314)	—	(10,839)
Sales of properties	—	—	—	(4,768)	—	(4,768)
Unrealized impairment of properties	23,833	—	—	—	—	23,833
Recognition of Distributable realized gains / (losses) on:
Loans	(621)	—	—	10,522	—	9,901
Realized credit loss	(14,662)	—	—	—	—	(14,662)
Securities	10	—	—	(5,396)	—	(5,386)
Woodstar Fund investments	—	—	14,419	—	—	14,419
Derivatives	30,363	99	5,462	300	(7,996)	28,228
Foreign currency	(1,910)	14	(9)	—	—	(1,905)
Earnings (loss) from unconsolidated entities	1,482	(1,040)	—	5,781	—	6,223
Sales of properties	—	—	—	44	—	44
Distributable Earnings (Loss)	$181,781	$20,287	$21,314	$22,073	$(87,925)	$157,530
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.56	$0.06	$0.07	$0.07	$(0.27)	$0.49

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the six months ended June 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$769,713	$114,341	$—	$2,703	$—	$886,757	$—	$886,757
Interest income from investment securities	66,284	1,503	—	44,388	—	112,175	(74,619)	37,556
Servicing fees	294	—	—	19,244	—	19,538	(5,940)	13,598
Rental income	3,940	—	47,020	13,636	—	64,596	—	64,596
Other revenues	1,185	526	301	895	669	3,576	—	3,576
Total revenues	841,416	116,370	47,321	80,866	669	1,086,642	(80,559)	1,006,083
Costs and expenses:
Management fees	430	—	—	—	70,088	70,518	—	70,518
Interest expense	476,725	68,301	26,068	16,304	111,656	699,054	(421)	698,633
General and administrative	26,458	7,698	1,945	40,687	8,476	85,264	—	85,264
Acquisition and investment pursuit costs	458	13	—	(57)	—	414	—	414
Costs of rental operations	5,030	—	10,995	7,108	—	23,133	—	23,133
Depreciation and amortization	3,350	57	16,131	5,201	—	24,739	—	24,739
Credit loss provision, net	148,952	16,167	—	—	—	165,119	—	165,119
Other expense	935	—	23	16	—	974	—	974
Total costs and expenses	662,338	92,236	55,162	69,259	190,220	1,069,215	(421)	1,068,794
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	95,261	95,261
Change in fair value of servicing rights	—	—	—	(1,701)	—	(1,701)	2,167	466
Change in fair value of investment securities, net	41,310	—	—	(25,460)	—	15,850	(15,780)	70
Change in fair value of mortgage loans, net	(56,940)	—	—	12,499	—	(44,441)	—	(44,441)
Income from affordable housing fund investments	—	—	236,788	—	—	236,788	—	236,788
Earnings (loss) from unconsolidated entities	2,421	3,783	—	7,993	—	14,197	(1,510)	12,687
(Loss) gain on sale of investments and other assets, net	(88)	—	—	4,958	—	4,870	—	4,870
Gain (loss) on derivative financial instruments, net	32,951	146	3,891	353	(13,793)	23,548	—	23,548
Foreign currency gain, net	38,191	157	5	—	—	38,353	—	38,353
Loss on extinguishment of debt	(1,065)	—	—	(119)	—	(1,184)	—	(1,184)
Other (loss) income, net	(29,166)	6	(5)	—	—	(29,165)	—	(29,165)
Total other income (loss)	27,614	4,092	240,679	(1,477)	(13,793)	257,115	80,138	337,253
Income (loss) before income taxes	206,692	28,226	232,838	10,130	(203,344)	274,542	—	274,542
Income tax benefit	6,158	338	—	1,102	—	7,598	—	7,598
Net income (loss)	212,850	28,564	232,838	11,232	(203,344)	282,140	—	282,140
Net income attributable to non-controlling interests	(7)	—	(57,337)	(3,979)	—	(61,323)	—	(61,323)
Net income (loss) attributable to Starwood Property Trust, Inc.	$212,843	$28,564	$175,501	$7,253	$(203,344)	$220,817	$—	$220,817

Reconciliation of Net Income to Distributable Earnings
For the six months ended June 30, 2023
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$212,843	$28,564	$175,501	$7,253	$(203,344)	$220,817
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	9,382	—	—	9,382
Non-controlling interests attributable to unrealized gains/losses	—	—	42,800	(4,027)	—	38,773
Non-cash equity compensation expense	4,309	695	152	3,170	12,108	20,434
Management incentive fee	—	—	—	—	16,179	16,179
Acquisition and investment pursuit costs	(81)	—	(164)	(228)	—	(473)
Depreciation and amortization	3,597	38	16,277	5,446	—	25,358
Interest income adjustment for securities	11,157	—	—	13,014	—	24,171
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Consolidated income tax benefit associated with fair value adjustments	(6,158)	(338)	—	(1,102)	—	(7,598)
Other non-cash items	6	—	747	148	—	901
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	56,940	—	—	(12,499)	—	44,441
Credit loss provision, net	148,952	16,167	—	—	—	165,119
Securities	(41,310)	—	—	25,460	—	(15,850)
Woodstar Fund investments	—	—	(236,788)	—	—	(236,788)
Derivatives	(32,951)	(146)	(3,891)	(353)	13,793	(23,548)
Foreign currency	(38,191)	(157)	(5)	—	—	(38,353)
Earnings from unconsolidated entities	(2,421)	(3,783)	—	(7,993)	—	(14,197)
Sales of properties	—	—	—	(4,958)	—	(4,958)
Unrealized impairment of properties	23,833	—	—	—	—	23,833
Recognition of Distributable realized gains / (losses) on:
Loans	(2,341)	—	—	12,285	—	9,944
Realized credit loss	(14,662)	—	—	—	—	(14,662)
Securities	10	—	—	(7,472)	—	(7,462)
Woodstar Fund investments	—	—	28,662	—	—	28,662
Derivatives	50,309	190	9,674	189	(14,525)	45,837
Foreign currency	(2,624)	(16)	5	—	—	(2,635)
Earnings (loss) from unconsolidated entities	2,421	(1,136)	—	6,278	—	7,563
Sales of properties	—	—		123	—	123
Distributable Earnings (Loss)	$373,638	$40,078	$42,352	$34,734	$(176,035)	$314,767
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.16	$0.12	$0.13	$0.11	$(0.54)	$0.98

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of June 30, 2023
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$54,876	$79,411	$31,769	$31,614	$136,259	$333,929	$—	$333,929
Restricted cash	25,912	23,060	958	4,637	65,716	120,283	—	120,283
Loans held-for-investment, net	15,511,767	2,191,973	—	9,406	—	17,713,146	—	17,713,146
Loans held-for-sale	2,663,034	—	—	111,354	—	2,774,388	—	2,774,388
Investment securities	1,266,437	20,157	—	1,127,934	—	2,414,528	(1,650,411)	764,117
Properties, net	476,847	—	857,354	108,562	—	1,442,763	—	1,442,763
Investments of consolidated affordable housing fund	—	—	1,976,985	—	—	1,976,985	—	1,976,985
Investments in unconsolidated entities	24,815	50,352	—	32,947	—	108,114	(14,463)	93,651
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	14,933	—	27,365	62,825	—	105,123	(36,891)	68,232
Derivative assets	73,909	189	1,073	3,838	—	79,009	—	79,009
Accrued interest receivable	167,752	14,272	1,213	1,551	5,114	189,902	(280)	189,622
Other assets	340,171	19,316	54,319	20,214	55,506	489,526	—	489,526
VIE assets, at fair value	—	—	—	—	—	—	46,864,870	46,864,870
Total Assets	$20,620,453	$2,518,139	$2,951,036	$1,655,319	$262,595	$28,007,542	$45,162,825	$73,170,367
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$131,382	$20,197	$13,463	$29,472	$73,563	$268,077	$—	$268,077
Related-party payable	—	—	—	—	27,325	27,325	—	27,325
Dividends payable	—	—	—	—	152,418	152,418	—	152,418
Derivative liabilities	28,278	161	—	—	69,044	97,483	—	97,483
Secured financing agreements, net	10,830,397	974,267	790,880	590,969	1,339,494	14,526,007	(20,960)	14,505,047
Collateralized loan obligations and single asset securitization, net	2,844,610	815,183	—	—	—	3,659,793	—	3,659,793
Unsecured senior notes, net	—	—	—	—	2,083,517	2,083,517	—	2,083,517
VIE liabilities, at fair value	—	—	—	—	—	—	45,183,730	45,183,730
Total Liabilities	13,834,667	1,809,808	804,343	620,441	3,745,361	20,814,620	45,162,770	65,977,390
Temporary Equity: Redeemable non-controlling interests	—	—	408,034	—	—	408,034	—	408,034
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,202	3,202	—	3,202
Additional paid-in capital	1,472,374	578,977	(423,121)	(648,140)	4,862,723	5,842,813	—	5,842,813
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,295,942	129,354	1,953,146	1,521,373	(8,210,669)	689,146	—	689,146
Accumulated other comprehensive income	17,355	—	—	—	—	17,355	—	17,355
Total Starwood Property Trust, Inc. Stockholders’ Equity	6,785,671	708,331	1,530,025	873,233	(3,482,766)	6,414,494	—	6,414,494
Non-controlling interests in consolidated subsidiaries	115	—	208,634	161,645	—	370,394	55	370,449
Total Permanent Equity	6,785,786	708,331	1,738,659	1,034,878	(3,482,766)	6,784,888	55	6,784,943
Total Liabilities and Equity	$20,620,453	$2,518,139	$2,951,036	$1,655,319	$262,595	$28,007,542	$45,162,825	$73,170,367